UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2019

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	355 110th Ave NE Bellevue, WA 98004	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 19, 2019, Puget Sound Energy, Inc. entered into a purchase agreement (the “Purchase Agreement”) with MUFG Securities Americas Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc. and each of the other underwriters named in Schedule A thereto (collectively, the “Underwriters”) in connection with the public offering by Puget Sound Energy of $450,000,000 principal amount of 3.250% Senior Notes due September 15, 2049 (the “Senior Notes”). The Senior Notes are to be issued under an Indenture dated as of December 1, 1997, as supplemented by a Fifth Supplemental Indenture thereto, dated as of May 23, 2018, between the Company and U.S. Bank National Association, as trustee. Puget Sound Energy intends to use the proceeds from the issuance to pay down a portion of its outstanding commercial paper and for general corporate purposes. The issuance and sale of the Senior Notes to the underwriters is expected to close, subject to standard closing conditions, on August 30, 2019.

The Senior Notes were registered pursuant to a registration statement (Registration No. 333-232996) on Form S-3 under the Securities Act of 1933 that Puget Sound Energy filed on August 2, 2019 and declared effective on August 14, 2019 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Senior Notes that Puget Sound Energy filed with the Commission on August 20, 2019.

Initially, the Senior Notes will be secured by a series of Puget Sound Energy’s electric utility first mortgage bonds, referred to as “Pledged First Mortgage Bonds,” which are secured by the Company’s electric utility property. The Pledged First Mortgage Bonds will be issued under the Company’s First Mortgage, dated as of June 2, 1924, as supplemented by a Ninety-Second Supplemental Indenture thereto, dated as of May 1, 2013, between the Company and U.S. Bank National Association, as trustee.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement dated August 19, 2019, between Puget Sound Energy, Inc. MUFG Securities Americas Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc. and each of the other underwriters named in Schedule A thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: August 23, 2019	By:	/s/ Steve R. Secrist
Name: Steve R. Secrist
Title: Senior Vice President, General Counsel and Chief Ethics & Compliance Officer